Exhibit 10.1

证券购买协议补充协议

ADDENDUM TO SECURITIES PURCHASE AGREEMENT

本补充协议（以下简称“本协议”）由以下双方于 2026 年 5 月 22 日签订：

This Addendum (the “Addendum”) is made and entered into as of May 22, 2026, by and between:

投资人 Investor 柴明华 Minghua Chai

发行人 Issuer: 传丞环球股份有限公司/Linkage Global Inc.

鉴于 WHEREAS：

A. 投资人与发行人为 2026 年 3 月 18 日签署的《证券购买协议》（以下简称 “原协议”）的签约方，投资人根据原协议向发行人购买了特定证券。

The Investor and the Issuer are parties to that certain Securities Purchase Agreement dated March 18, 2026 (the “Agreement”), pursuant to which the Investor purchased securities from the Issuer.

B. 原协议第 2.2B 条原要求发行人在本次交易完成后三十(30)个工作日内向美国证券交易委员会（SEC）提交涵盖可注册证券的注册声明（以下简称“原提交期限”）。

Section 2.2B of the Agreement originally required the Issuer to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) covering the Registrable Securities within thirty (30) business days after the closing of the transaction contemplated under the Agreement (the “Original Filing Deadline”).

C. 投资人已通过明确的口头沟通与发行人商议推迟前述注册提交期限事宜。

The Investor has expressly and verbally communicated with the Issuer regarding the postponement of the aforementioned registration filing deadline.

D. 经前述口头沟通后，双方最终达成一致协议，将注册提交期限推迟至交易完成后 六十 （60）个工作日 。

Following such verbal discussions, the Investor and the Issuer have mutually agreed to postpone the registration filing deadline to sixty (60) business days after the closing.

现双方约定如下：

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

第一条 注册提交期限的修改

Section 1. Amendment to Registration Filing Deadline

原协议特此修订，删除原“交易完成后三十（30）个工作日”的提交期限，并替换为“交易完成后六十（60）个工作日”。据此，发行人应在本次交易完成后六十（60）个工作日内向SEC 提交涵盖可注册证券的注册声明。

The Agreement is hereby amended by deleting the Original Filing Deadline of “thirty (30) business days after the closing” and substituting in lieu thereof “sixty (60) business days after the closing.” Accordingly, the Issuer shall file a registration statement with the SEC covering the Registrable Securities within sixty (60) business days following the closing.

第二条 口头沟通及双方协议的确认

Section 2. Confirmation of Verbal Communication and Mutual Agreement

投资人与发行人各自确认并承认：在本协议签署之前，投资人已明确、口头地与发行人授权代表就推迟注册提交期限进行了沟通。双方经商议后，最终达成一致协议，将注册提交期限推迟至交易完成后六十（60）个工作日。本补充协议为该双方协议的书面体现。

The Investor and the Issuer each confirm and acknowledge that prior to the execution of this Addendum, the Investor expressly and verbally communicated with an authorized representative of the Issuer regarding the postponement of the registration filing deadline. Following such discussions, the parties mutually agreed to postpone the registration filing deadline to sixty (60) business days after the closing. This Addendum is the written embodiment of that mutual agreement.

第三条 原协议其他条款的效力

Section 3. No Further Modifications

除本协议明确修改的内容外，原协议的所有其他条款和条件，包括发行人与证券注册相关的其他义务，应继续完全有效。

Except as expressly modified by this Addendum, all other terms and conditions of the Agreement, including all other obligations of the Issuer with respect to the registration of securities, shall remain in full force and effect.

第四条 管辖法律

Section 4. Governing Law

本协议应受纽约州法律管辖并据其解释。

This Addendum shall be governed by and construed in accordance with the laws of the State of New York .

第五条 副本

Section 5. Counterparts

本协议可签署多份副本，每份均视为原件，共同构成同一份文件。

This Addendum may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SIGNATURES

Issuer : Linkage Global Inc

Name: Zhihua Wu

Title: Chairman

Investor: Minghua Chai

Name (Print):

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